NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE	CONTACT:	Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. BERKLEY CORPORATION REPORTS FOURTH QUARTER
AND FULL YEAR RESULTS
Fourth Quarter Net Income per Share of $0.83, Full Year Return on Equity of 15%

Greenwich, CT, February 3, 2015 -- W. R. Berkley Corporation (NYSE: WRB) today reported net income of $111 million for the fourth quarter of 2014 and $649 million for the full year.

Summary Financial Data
(Amounts in thousands, except per share data)

	Fourth Quarter		Full Year
	2014	2013	2014	2013

Gross premiums written	$1,705,814	$1,594,428	$7,062,838	$6,511,091
Net premiums written	1,455,909	1,357,684	5,996,947	5,500,173

Net income	110,711	130,379	648,884	499,925
Net income per diluted share	0.83	0.93	4.86	3.55

Operating income (1)	97,274	119,243	483,230	430,168
Operating income per diluted share	0.73	0.85	3.62	3.06

Return on equity (2)	10.2%	12.1%	15.0%	11.6%

(1)	Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains and after-tax debt extinguishment costs.

(2)	Return on equity represents net income expressed on an annualized basis as a percentage of beginning of year stockholders’ equity.

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Highlights for full year and the fourth quarter included:

•	Net premiums written grew 9.0% for the full year and 7.2% for the fourth quarter.

•	GAAP combined ratio improved to 93.8% for the full year and 93.3% for the fourth quarter.

•	Expense ratio improved to 33.0% for the full year and 32.5% for the fourth quarter.

•	Net investment gains were $255 million for the full year and $21 million for the fourth quarter.

•	Return on investment funds was 12.7% for the full year and -1.3% for the fourth quarter.

•	Return on equity was 15.0% for the full year and 10.2% for the fourth quarter.

•	The Company paid a $1.00 per share special dividend in December 2014.

•	Book value per share increased 13.5% for the year, inclusive of the special dividend.

Commenting on the Company's performance, William R. Berkley, chairman and chief executive officer, said: "We were pleased to have achieved our targeted return on equity of 15% for the full year, as strong underwriting performance and expense management resulted in an improved combined ratio. While our core investment income remained under pressure, we were able to find investment opportunities which, in part, offset declining yields. Our investment funds earned 12.7% for 2014, although the fourth quarter was disappointing. The overall portfolio generated over $255 million of realized gains for the year. We expect both investment funds and realized gains to create substantial income going forward, despite their quarterly volatility.

"Our decentralized structure and long history of strategic cycle management have enabled us to create significant value for our shareholders by delivering superior returns over an extended period of time. As we move into 2015, our focus remains on growing the best performing areas of our business with improved underwriting results, overall investment returns, and capital management. We are optimistic that 2015 will be an excellent year," Mr. Berkley concluded.

Webcast Conference Call
The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on Tuesday, February 3, 2015, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at http://www.wrberkley.com/investor-relations/events-and-presentations.aspx.
A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call.
About W. R. Berkley Corporation
Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates in three segments of the property casualty business: Insurance-Domestic, Insurance-International and Reinsurance-Global.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2015 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new alternative entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, real estate, merger arbitrage and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts; natural and man-made catastrophic losses, including as a result of terrorist activities; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response to it, on our results and financial condition; foreign currency and political risks relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Act of 2002, as amended ("TRIA"); the ability of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or data security; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2015 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # #

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Consolidated Financial Summary
(Amounts in thousands, except per share data)

	Fourth Quarter		Full Year
	2014	2013	2014	2013
Revenues:
Net premiums written	$1,455,909	$1,357,684	$5,996,947	$5,500,173
Change in unearned premiums	46,448	25,357	(252,529)	(273,636)
Net premiums earned	1,502,357	1,383,041	5,744,418	5,226,537
Investment income	114,220	138,991	600,885	544,291
Insurance service fees	35,473	27,004	117,443	107,513
Net investment gains	20,672	30,690	254,852	127,586
Change in investment valuation allowance, net of other than temporary impairments	—	(6,042)	—	(6,042)
Revenues from wholly-owned investees	111,329	122,723	410,022	407,623
Other income	377	272	1,308	1,026
Total revenues	1,784,428	1,696,679	7,128,928	6,408,534
Expenses:
Losses and loss expenses	913,571	848,599	3,490,567	3,197,024
Other operating costs and expenses	563,837	520,698	2,157,456	2,000,684
Expenses from wholly-owned investees	109,712	115,146	400,535	388,761
Interest expense	34,604	30,510	128,174	123,177
Total expenses	1,621,724	1,514,953	6,176,732	5,709,646
Income before income taxes	162,704	181,726	952,196	698,888
Income tax expense	(51,753)	(46,338)	(302,593)	(193,587)
Net income before noncontrolling interests	110,951	135,388	649,603	505,301
Noncontrolling interests	(240)	(5,009)	(719)	(5,376)
Net income to common stockholders	$110,711	$130,379	$648,884	$499,925

Net income per share:
Basic	$0.87	$0.97	$5.07	$3.69
Diluted	$0.83	$0.93	$4.86	$3.55

Average shares outstanding:
Basic	126,830	134,054	127,874	135,305
Diluted	132,879	139,665	133,652	140,743

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	Fourth Quarter		Full Year
	2014	2013	2014	2013
Insurance-Domestic:
Gross premiums written	$1,295,927	$1,182,977	$5,383,679	$4,803,753
Net premiums written	1,084,784	985,958	4,517,587	3,994,387
Premiums earned	1,133,127	1,013,047	4,271,933	3,782,416
Pre-tax income	188,910	182,879	796,309	648,740
Loss ratio	60.2%	60.5%	60.2%	61.3%
Expense ratio	30.4%	32.3%	31.6%	32.7%
GAAP combined ratio	90.6%	92.8%	91.8%	94.0%

Insurance-International:
Gross premiums written	$236,632	$211,906	$984,271	$898,776
Net premiums written	208,051	183,544	828,076	756,185
Premiums earned	209,654	182,786	802,375	723,151
Pre-tax income (loss)	(12,081)	5,828	29,779	56,922
Loss ratio	68.2%	61.4%	62.8%	59.4%
Expense ratio	40.2%	41.0%	40.0%	39.0%
GAAP combined ratio	108.4%	102.4%	102.8%	98.4%

Reinsurance-Global:
Gross premiums written	$173,255	$199,545	$694,888	$808,562
Net premiums written	163,074	188,182	651,284	749,601
Premiums earned	159,576	187,208	670,110	720,970
Pre-tax income	28,732	23,173	115,677	110,425
Loss ratio	55.2%	66.1%	62.0%	62.2%
Expense ratio	37.3%	34.1%	34.0%	34.8%
GAAP combined ratio	92.5%	100.2%	96.0%	97.0%

Corporate and Eliminations:
Net realized investment gains	$20,672	$24,648	$254,852	$121,544
Interest expense	(34,604)	(30,510)	(128,174)	(123,177)
Other revenues and expenses	(28,925)	(24,292)	(116,247)	(115,566)
Pre-tax gain (loss)	(42,857)	(30,154)	10,431	(117,199)

Consolidated:
Gross premiums written	$1,705,814	$1,594,428	$7,062,838	$6,511,091
Net premiums written	1,455,909	1,357,684	5,996,947	5,500,173
Premiums earned	1,502,357	1,383,041	5,744,418	5,226,537
Pre-tax income	162,704	181,726	952,196	698,888
Loss ratio	60.8%	61.4%	60.8%	61.2%
Expense ratio	32.5%	33.7%	33.0%	33.9%
GAAP combined ratio	93.3%	95.1%	93.8%	95.1%

(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	Fourth Quarter		Full Year
	2014	2013	2014	2013
Insurance-Domestic net premiums written:
Other liability	$378,009	$348,817	$1,536,105	$1,373,653
Workers' compensation	263,844	245,164	1,193,493	1,041,118
Short-tail lines (1)	217,915	198,216	913,258	800,082
Commercial automobile	141,293	119,824	547,128	502,535
Professional liability	83,723	73,937	327,603	276,999
Total	$1,084,784	$985,958	$4,517,587	$3,994,387

Losses from catastrophes:
Insurance-Domestic	$6,392	$1,387	$64,937	$37,346
Insurance-International	11,495	4,557	20,062	11,438
Reinsurance-Global	528	7,102	2,076	16,214
Total	$18,415	$13,046	$87,075	$64,998

Investment income (loss):
Core portfolio	$117,867	$116,527	$469,300	$476,579
Investment funds	(3,647)	22,464	131,585	67,712
Total	$114,220	$138,991	$600,885	$544,291

Other operating costs and expenses:
Underwriting expenses	$488,920	$465,933	$1,896,528	$1,771,128
Service expenses	33,597	22,157	102,727	88,662
Debt extinguishment costs	—	—	—	6,709
Net foreign currency (gain) loss	991	(3,732)	(27)	(10,120)
Other costs and expenses	40,329	36,340	158,228	144,305
Total	$563,837	$520,698	$2,157,456	$2,000,684

Cash flow from operations before reinsurance commutation payments	$116,811	$254,640	$762,597	$881,335
Cash flow from operations	$78,297	$193,103	$724,083	$819,798

Reconciliation of operating and net income:
Operating income (2)	$97,274	$119,243	$483,230	$430,168
After-tax investment gains	13,437	11,136	165,654	74,118
After-tax debt extinguishment costs	—	—	—	(4,361)
Net income	$110,711	$130,379	$648,884	$499,925

(1) Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2) Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains and after-tax debt extinguishment costs. Management believes that excluding net investment gains and after-tax debt extinguishment costs provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	December 31, 2014	December 31, 2013

Net invested assets (1)	$16,508,087	$15,540,488
Total assets	21,716,691	20,551,796
Reserves for losses and loss expenses	10,369,701	10,080,941
Senior notes and other debt	2,115,527	1,692,442
Subordinated debentures	340,060	339,800
Common stockholders’ equity (2)	4,589,945	4,336,035
Common stock outstanding (3)	126,749	132,233
Book value per share (4)	36.21	32.79
Tangible book value per share (4)	34.72	31.74

(1)
Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.

(2)
After-tax unrealized investment gains were $306 million and $257 million as of December 31, 2014 and December 31, 2013, respectively. Unrealized currency translation losses were $123 million and $61 million as of December 31, 2014 and December 31, 2013, respectively.

(3)
During the fourth quarter of 2014, the Company repurchased 169,465 shares of its common stock for $8.6 million. During the full year 2014, the Company repurchased 5,816,468 shares of its common stock for $238.9 million.

(4)
Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
December 31, 2014
(Amounts in thousands)

	Carrying Value	Percent of Total

Fixed maturity securities:
United States government and government agencies	$803,388	4.9%
State and municipal:
Special revenue	2,395,424	14.5%
State general obligation	741,429	4.5%
Pre-refunded	541,183	3.3%
Corporate backed	431,355	2.6%
Local general obligation	326,506	2.0%
Total state and municipal	4,435,897	26.9%
Mortgage-backed securities:
Agency	1,019,165	6.2%
Residential - Prime	151,367	0.9%
Commercial	76,037	0.5%
Residential — Alt A	72,345	0.4%
Total mortgage-backed securities	1,318,914	8.0%
Corporate:
Asset-backed	2,025,927	12.3%
Industrial	1,718,799	10.4%
Financial	1,176,206	7.1%
Utilities	196,542	1.2%
Other	87,661	0.5%
Total corporate	5,205,135	31.5%
Foreign government	941,826	5.7%
Total fixed maturity securities (1)	12,705,160	77.0%
Equity securities available for sale:
Common stocks	76,346	0.5%
Preferred stocks	94,645	0.5%
Total equity securities available for sale	170,991	1.0%
Investment funds (2)	1,207,960	7.3%
Cash and cash equivalents (3)	919,704	5.6%
Real estate	731,612	4.4%
Arbitrage trading account	450,648	2.7%
Loans receivable	322,012	2.0%
Net invested assets	$16,508,087	100.0%

(1)	Total fixed maturity securities had an average rating of AA- and an average duration of 3.2 years.

(2)	Investment funds are net of related liabilities of $3.4 million.

(3)	Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.

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Foreign Government Fixed Maturity Securities
December 31, 2014
(Amounts in thousands)

Carrying Value

Australia	$234,645
United Kingdom	204,160
Canada	155,368
Argentina	129,572
Brazil	57,925
Germany	57,599
Supranational (1)	48,710
Norway	43,784
Singapore	6,507
Uruguay	3,556
Total	$941,826

(1)	Supranational represents investments in the North American Development Bank, European Investment Bank and International Bank for Reconstruction & Development.